Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
15.	SUBSEQUENT EVENTS

2025 Share Incentive Plan

Subsequent to June 30, 2025 and as of the date of this interim report, the Company have granted RSUs under the 2025 Plan, representing in total 500,961 ordinary shares, to three external consultants for services, with the weighted average estimated fair value on the grant date of each ordinary shares underlying of $0.71. Each RSU represents the right to receive one ADS of the Group and fully vested upon grant.

The Group has evaluated subsequent events through December 31, 2025, the date of issuance of the unaudited condensed consolidated financial statements, and noted that there are no other subsequent events.